UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported)    January 28, 2021 (January 22,2021)

CHUGACH ELECTRIC ASSOCIATION, INC.

(Exact name of registrant as specified in its charter)

Alaska	33-42125	92-0014224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5601 Electron Drive, Anchorage, AK	99518
(Address of Principal’s Executive Office)	(Zip Code)
Registrant’s telephone number, including area code: (907) 563-7494

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On January 22, 2021, Chugach Electric Association, Inc. (“Chugach”) entered into a letter agreement to the Asset Purchase and Sale Agreement (“APA”) with the Municipality of Anchorage, Alaska regarding certain post-closing procedural matters.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description
10.82.4.1	Letter Agreement to the Asset Purchase and Sale Agreement between the Registrant and the Municipality of Anchorage, Alaska dated effective January 22, 2021

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 28, 2021		CHUGACH ELECTRIC ASSOCIATION, INC.
	By:	/s/ Lee Thibert
Lee D. Thibert
Chief Executive Officer